EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2019 RESULTS
Comparable RevPAR Increased 1.9% for all Hotels
Comparable RevPAR Increased 2.7% for all Hotels Not Under Renovation
Completed Acquisition of the Embassy Suites New York Midtown Manhattan
Completed Acquisition of the Hilton Santa Cruz/Scotts Valley
Completed Refinancing of 2-Hotel Portfolio

DALLAS, May 2, 2019 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2019. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2019 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2019 with the first quarter ended March 31, 2018 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate leverage levels to enhance equity returns

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 8.5%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels;

▪	providing a hedge in the event of uncertain economic times; and

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $48.7 million or $0.49 per diluted share for the quarter.

•	Comparable RevPAR for all hotels increased 1.9% to $122.10 during the quarter.

•	Comparable RevPAR for all hotels not under renovation increased 2.7% to $119.90 during the quarter.

•	Adjusted EBITDAre was $100.5 million for the quarter.

•	Adjusted funds from operations (AFFO) was $0.26 per diluted share for the quarter.

AHT Reports First Quarter Results

May 2, 2019

•As of May 2, 2019, the Company’s common stock is trading at an approximate 8.5% dividend yield.

•	During the quarter, the Company completed the acquisition of the 310-room Embassy Suites New York Midtown Manhattan in New York, New York for $195 million.

•	During the quarter, the Company completed the acquisition of the 178-room Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million.

•	During the quarter, the Company refinanced a mortgage loan on two hotels for $240 million.

•	Capex invested during the quarter was $38.0 million.

ENHANCED RETURN FUNDING PROGRAM
On June 26, 2018, the Company announced that it entered into an Enhanced Return Funding Program (“ERFP”) with Ashford Inc. (NYSE American: AINC). Subject to the terms of the two-year programmatic agreement, Ashford Inc. has committed to effectively fund amounts equal to 10% of the purchase price of Ashford Trust’s hotel acquisitions, up to an amount of $50 million in aggregate funding. The Program has the potential to be upsized to $100 million based upon mutual agreement. The Program is intended to improve returns for new hotel acquisitions at Ashford Trust. To date, the Company has completed four acquisitions totaling $406 million under the ERFP, which amounts to approximately 80% committed utilization of the $50 million of ERFP funding from Ashford Inc.

EMBASSY SUITES NEW YORK MIDTOWN MANHATTAN ACQUISITION
On January 23, 2019, the Company announced it had completed the acquisition of the 310-room Embassy Suites New York Midtown Manhattan in New York, New York for $195 million ($629,000 per key). In connection with this transaction, the Company entered into a $145 million non-recourse mortgage loan. The loan has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and bears interest at a rate of LIBOR + 3.90%. As part of this transaction, the Company received an ERFP commitment of $19.5 million from Ashford Inc. Remington Lodging took over management of the property following the acquisition.

HILTON SANTA CRUZ/SCOTTS VALLEY ACQUISITION
On February 26, 2019, the Company completed the acquisition of the 178-room Hilton Santa Cruz/Scotts Valley in Santa Cruz, California for $50 million ($281,000 per key). In connection with this transaction, the Company assumed a $25.3 million non-recourse mortgage loan. The loan has a maturity date in March 2025 and bears interest at a fixed rate of 4.7%. The acquisition was partially funded by the issuance of approximately 1.5 million limited partnership common units in the Company’s operating partnership (“OP Units”). The OP Units were issued at a price of $7.00 per unit. As part of this transaction, Ashford Inc. funded a $5 million ERFP commitment to the Company. Remington Lodging took over management of the property following the acquisition.

CAPITAL STRUCTURE
At March 31, 2019, the Company had total mortgage loans of $4.2 billion with a blended average interest rate of 5.7%.

On March 5, 2019, the Company announced that it had refinanced its Aareal Capital Nashville/Princeton mortgage loan with an existing outstanding balance totaling approximately $178 million and a final maturity date in June 2022. The new loan totals $240 million and has a two-year initial term with five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 2.75%. The loan remains secured by the same two hotels: the Renaissance Nashville in Nashville, TN and the Westin Princeton in Princeton, NJ.

AHT Reports First Quarter Results

May 2, 2019

PORTFOLIO REVPAR
As of March 31, 2019, the portfolio consisted of 121 properties. During the first quarter of 2019, 110 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 121 hotels), and comparable not under renovation basis (110 hotels), is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR increased 1.9% to $122.10 for all hotels on a 3.1% increase in ADR and a 1.2% decrease in occupancy

•	Comparable RevPAR increased 2.7% to $119.90 for hotels not under renovation on a 2.8% increase in ADR and a 0.2% decrease in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 121 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On March 13, 2019, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company’s common stock for the first quarter ending March 31, 2019, payable on April 15, 2019, to shareholders of record as of March 29, 2019.

“We are pleased with our recent value-added strategy accomplishments,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “The successful continued utilization of the ERFP benefits our portfolio via the acquisition of higher quality, higher RevPAR hotels at very attractive returns. During the quarter, the refinancing furthered our prior achievements to improve debt terms and enhance our balance sheet; while asset management’s unwavering efforts concentrated on maximizing cash flow and unlocking embedded value. Looking ahead, we are focused on generating superior long term shareholder returns.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday, May 3, 2019, at 11:00 a.m. ET. The number to call for this interactive teleconference is (323) 794-2423.  A replay of the conference call will be available through Friday, May 10, 2019, by dialing (719) 457-0820 and entering the confirmation number, 2702349.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2019 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Friday, May 3, 2019, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

AHT Reports First Quarter Results

May 2, 2019

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closing GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Investments in hotel properties, net	$4,309,127	$4,105,219
Cash and cash equivalents	242,561	319,210
Restricted cash	152,151	120,602
Marketable securities	11,550	21,816
Accounts receivable, net of allowance of $478 and $485, respectively	65,579	37,060
Inventories	4,514	4,224
Investment in Ashford Inc.	949	1,896
Investment in OpenKey	2,776	2,593
Deferred costs, net	3,369	3,449
Prepaid expenses	27,143	19,982
Derivative assets, net	2,196	2,396
Operating lease right-of-use assets	40,680	—
Other assets	15,411	15,923
Intangible assets, net	797	9,824
Due from related party, net	1,166	—
Due from third-party hotel managers	25,181	21,760
Total assets	$4,905,150	$4,685,954

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$4,157,767	$3,927,266
Accounts payable and accrued expenses	162,060	136,757
Dividends and distributions payable	27,552	26,794
Due to Ashford Inc., net	7,795	23,034
Due to related party, net	—	1,477
Due to third-party hotel managers	2,480	2,529
Intangible liabilities, net	2,418	15,483
Operating lease liabilities	43,795	—
Derivative liabilities, net	36	50
Other liabilities	26,619	18,716
Total liabilities	4,430,522	4,152,106

Redeemable noncontrolling interests in operating partnership	101,980	80,743
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at March 31, 2019 and December 31, 2018	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at March 31, 2019 and December 31, 2018	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 102,165,662 and 101,035,530 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	1,022	1,010
Additional paid-in capital	1,815,946	1,814,273
Accumulated deficit	(1,445,136)	(1,363,020)
Total shareholders' equity of the Company	372,058	452,489
Noncontrolling interests in consolidated entities	590	616
Total equity	372,648	453,105
Total liabilities and equity	$4,905,150	$4,685,954

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2019	2018
REVENUE
Rooms	$280,381	$270,693
Food and beverage	61,061	55,044
Other	16,204	15,491
Total hotel revenue	357,646	341,228
Other	1,072	979
Total revenue	358,718	342,207
EXPENSES
Hotel operating expenses
Rooms	60,647	59,086
Food and beverage	41,323	38,465
Other expenses	113,527	106,383
Management fees	12,989	12,737
Total hotel operating expenses	228,486	216,671
Property taxes, insurance and other	20,397	18,359
Depreciation and amortization	67,178	63,047
Impairment charges	—	1,660
Transaction costs	—	2
Advisory services fee:
Base advisory fee	8,989	8,615
Reimbursable expenses	2,390	1,529
Non-cash stock/unit-based compensation	4,289	6,746
Incentive fee	636	187
Corporate, general and administrative:
Non-cash stock/unit-based compensation	99	—
Other general and administrative	2,502	2,129
Total operating expenses	334,966	318,945
Gain (loss) on sale of assets and hotel properties	233	(9)
OPERATING INCOME (LOSS)	23,985	23,253
Equity in earnings (loss) of unconsolidated entities	(1,063)	(588)
Interest income	781	746
Other income (expense), net	(316)	76
Interest expense, net of premium amortization	(58,908)	(52,290)
Amortization of loan costs	(7,258)	(2,453)
Write-off of premiums, loan costs and exit fees	(2,062)	(2,050)
Unrealized gain (loss) on marketable securities	808	(558)
Unrealized gain (loss) on derivatives	(2,994)	329
INCOME (LOSS) BEFORE INCOME TAXES	(47,027)	(33,535)
Income tax benefit (expense)	405	886
NET INCOME (LOSS)	(46,622)	(32,649)
(Income) loss from consolidated entities attributable to noncontrolling interest	26	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	8,579	6,340
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(38,017)	(26,271)
Preferred dividends	(10,644)	(10,644)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(48,661)	$(36,915)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.49)	$(0.39)
Weighted average common shares outstanding – basic	99,407	95,367
Diluted:
Net income (loss) attributable to common stockholders	$(0.49)	$(0.39)
Weighted average common shares outstanding – diluted	99,407	95,367
Dividends declared per common share:	$0.12	$0.12

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2019	2018
Net income (loss)	$(46,622)	$(32,649)
Interest expense and amortization of premiums and loan costs, net	66,166	54,743
Depreciation and amortization	67,178	63,047
Income tax expense (benefit)	(405)	(886)
Equity in (earnings) loss of unconsolidated entities	1,063	588
Company's portion of EBITDA of Ashford Inc.	1,874	(964)
Company's portion of EBITDA of OpenKey	(115)	(139)
EBITDA	89,139	83,740
Impairment charges on real estate	—	1,660
(Gain) loss on sale of assets and hotel properties	(233)	9
EBITDAre	88,906	85,409
Amortization of unfavorable contract liabilities	(39)	(39)
Uninsured hurricane related costs	—	(211)
(Gain) loss on insurance settlements	(36)	—
Write-off of premiums, loan costs and exit fees	2,062	2,050
Other (income) expense, net	362	(76)
Transaction, acquisition and management conversion costs	446	84
Legal judgment and related legal costs	417	(419)
Unrealized (gain) loss on marketable securities	(808)	558
Unrealized (gain) loss on derivatives	2,994	(329)
Dead deal costs	32	—
Non-cash stock/unit-based compensation	4,590	7,002
Advisory services incentive fee	636	187
Company's portion of adjustments to EBITDAre of Ashford Inc.	913	2,493
Company's portion of adjustments to EBITDAre of OpenKey	21	5
Adjusted EBITDAre	$100,496	$96,714
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2019	2018
Net income (loss)	$(46,622)	$(32,649)
(Income) loss from consolidated entities attributable to noncontrolling interest	26	38
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	8,579	6,340
Preferred dividends	(10,644)	(10,644)
Net income (loss) attributable to common stockholders	(48,661)	(36,915)
Depreciation and amortization on real estate	67,121	62,989
(Gain) loss on sale of assets and hotel properties	(233)	9
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(8,579)	(6,340)
Equity in (earnings) loss of unconsolidated entities	1,063	588
Impairment charges on real estate	—	1,660
Company's portion of FFO of Ashford Inc.	(635)	(1,632)
Company's portion of FFO of OpenKey	(100)	(141)
FFO available to common stockholders and OP unitholders	9,976	20,218
Write-off of premiums, loan costs and exit fees	2,062	2,050
(Gain) loss on insurance settlements	(36)	—
Uninsured hurricane related costs	—	(211)
Other (income) expense, net	362	(76)
Transaction, acquisition and management conversion costs	446	84
Legal judgment and related legal costs	417	(419)
Unrealized (gain) loss on marketable securities	(808)	558
Unrealized (gain) loss on derivatives	2,994	(329)
Dead deal costs	32	—
Non-cash stock/unit-based compensation	4,590	7,002
Amortization of loan costs	7,256	2,451
Advisory services incentive fee	636	187
Company's portion of adjustments to FFO of Ashford Inc.	2,441	2,493
Company's portion of adjustments to FFO of OpenKey	22	5
Adjusted FFO available to common stockholders and OP unitholders	$30,390	$34,013
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.26	$0.30
Weighted average diluted shares	118,287	113,989

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
MARCH 31, 2019
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (8)	Comparable TTM EBITDA Debt Yield
BAML Le Pavillon - 1 hotel	June 2019	LIBOR + 5.10%	$—	$43,750	(1)	$43,750	$2,579	5.9%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,213	—		5,213	1,053	20.2%
Morgan Stanley Ann Arbor - 1 hotel	July 2019	LIBOR + 4.15%	—	35,200	(2)	35,200	3,429	9.7%
Morgan Stanley - 8 hotels	July 2019	LIBOR + 4.09%	—	144,000	(2)	144,000	11,410	7.9%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2019	LIBOR + 4.95%	—	7,778	(3)	7,778	786	10.1%
Secured credit facility - various	September 2019	Base Rate(4) + 1.65% or LIBOR + 2.65%	—	—		—	N/A	N/A
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(5)	427,000	49,863	11.7%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(5)	395,000	43,741	11.1%
BAML Highland Pool - 21 hotels	April 2020	LIBOR + 3.20%	—	962,575	(5)	962,575	106,441	11.1%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(6)	16,100	2,552	15.9%
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	—	180,720	(5)	180,720	20,980	11.6%
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(5)	174,400	21,252	12.2%
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(5)	221,040	22,774	10.3%
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(5)	262,640	27,742	10.6%
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(5)	160,000	25,193	15.7%
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(5)	215,120	24,399	11.3%
GACC Gateway - 1 hotel	November 2020	6.26%	92,951	—		92,951	12,245	13.2%
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(7)	25,000	3,456	13.8%
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(5)	240,000	31,544	13.1%
SPT Embassy Suites New York - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(6)	145,000	7,655	5.3%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,193	14.6%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	52,588	—		52,588	5,570	10.6%
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450	8,338	11.4%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,852	—		6,852	1,240	18.1%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,999	—		9,999	823	8.2%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,383	—		6,383	974	15.3%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	65,056	—		65,056	7,431	11.4%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,013	—		12,013	1,634	13.6%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,015	—		24,015	3,438	14.3%
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,765	—		19,765	2,645	13.4%
BAML Pool 3 - 3 hotels	February 2025	4.45%	51,124	—		51,124	7,958	15.6%
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	25,280	—		25,280	4,150	16.4%
Unencumbered hotels			—	—		—	1,956	N/A
Total			$371,239	$3,825,773		$4,197,012	$479,444	11.4%
Percentage			8.8%	91.2%		100.0%
Weighted average interest rate			5.29%	5.78%		5.74%
All indebtedness is non-recourse with the exception of the secured credit facility.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in June 2018.

(2)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in July 2018.

(3)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in August 2018.

(4)	Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(6)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(7)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions.

(8)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
MARCH 31, 2019
(dollars in thousands)
(unaudited)

	2019	2020	2021	2022	2023	Thereafter	Total
Secured credit facility - various	$—	$—	$—	$—	$—	$—	$—
Omni American Bank Ashton - 1 hotel	5,168	—	—	—	—	—	5,168
BAML Le Pavillon - 1 hotel	—	43,750	—	—	—	—	43,750
Morgan Stanley - 8 hotels	—	144,000	—	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	35,200	—	—	—	—	35,200
NorthStar HGI Wisconsin Dells - 1 hotel	—	7,778	—	—	—	—	7,778
GACC Gateway - 1 hotel	—	89,886	—	—	—	—	89,886
BAML Indigo Atlanta - 1 hotel	—	—	—	15,470	—	—	15,470
Prudential Boston Back Bay - 1 hotel	—	—	—	97,000	—	—	97,000
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	48,182	—	48,182
Aareal Hilton Alexandria - 1 hotel	—	—	—	—	73,450	—	73,450
JPMorgan Chase La Posada - 1 hotel	—	—	—	—	25,000	—	25,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
SPT Embassy Suites New York - 1 hotel	—	—	—	—	—	145,000	145,000
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C1 - 3 hotels	—	—	—	—	—	58,612	58,612
Morgan Stanley Pool C2 - 2 hotels	—	—	—	—	—	10,755	10,755
Morgan Stanley Pool C3 - 3 hotels	—	—	—	—	—	21,522	21,522
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	—	—	—	—	—	22,030	22,030
BAML Highland Pool - 21 hotels	—	—	—	—	—	962,575	962,575
KEYS Pool A - 7 hotels	—	—	—	—	—	180,720	180,720
KEYS Pool B - 7 hotels	—	—	—	—	—	174,400	174,400
KEYS Pool C - 5 hotels	—	—	—	—	—	221,040	221,040
KEYS Pool D - 5 hotels	—	—	—	—	—	262,640	262,640
KEYS Pool E - 5 hotels	—	—	—	—	—	160,000	160,000
KEYS Pool F - 5 hotels	—	—	—	—	—	215,120	215,120
BAML Princeton/Nashville - 2 hotels	—	—	—	—	—	240,000	240,000
Principal due in future periods	5,168	320,614	—	112,470	146,632	3,578,798	4,163,682
Scheduled amortization payments remaining	5,292	7,039	5,702	5,862	5,242	4,193	33,330
Total indebtedness	$10,460	$327,653	$5,702	$118,332	$151,874	$3,582,991	$4,197,012

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$279,196	$1,867	$281,063	$269,302	$6,031	$275,333	3.67%	2.08%
RevPAR	$122.16	$113.30	$122.10	$119.70	$128.54	$119.88	2.06%	1.85%
Occupancy	72.85%	71.19%	72.84%	73.95%	64.20%	73.75%	(1.49)%	(1.24)%
ADR	$167.70	$159.15	$167.64	$161.87	$200.22	$162.56	3.60%	3.13%

NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2019	2019	2019	2018	2018	2018	% Variance	% Variance
Rooms revenue (in thousands)	$237,234	$1,867	$239,101	$226,255	$6,031	$232,286	4.85%	2.93%
RevPAR	$119.96	$113.30	$119.90	$116.50	$128.54	$116.79	2.97%	2.67%
Occupancy	73.27%	71.19%	73.26%	73.60%	64.20%	73.38%	(0.45)%	(0.16)%
ADR	$163.71	$159.15	$163.68	$158.30	$200.22	$159.16	3.42%	2.84%

NOTES:

(1)
The above comparable information assumes the 110 hotel properties owned and included in the Company’s operations at March 31, 2019, and not under renovation during the three months ended March 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2019	2018	% Variance
Total hotel revenue	$356,052	$339,465	4.89%
Non-comparable adjustments	2,187	8,652
Comparable total hotel revenue	$358,239	$348,117	2.91%

Hotel EBITDA	$111,909	$108,614	3.03%
Non-comparable adjustments	284	1,282
Comparable hotel EBITDA	$112,193	$109,896	2.09%
Hotel EBITDA margin	31.43%	32.00%	(0.57)%
Comparable hotel EBITDA margin	31.32%	31.57%	(0.25)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$60	$49	22.45%
Hotel EBITDA attributable to the Company and OP unitholders	$111,849	$108,565	3.02%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$112,133	$109,847	2.08%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2019	2018	% Variance
Total hotel revenue	$295,061	$279,163	5.69%
Non-comparable adjustments	2,187	8,652
Comparable total hotel revenue	$297,248	$287,815	3.28%

Hotel EBITDA	$93,190	$90,494	2.98%
Non-comparable adjustments	284	1,260
Comparable hotel EBITDA	$93,475	$91,754	1.88%
Hotel EBITDA margin	31.58%	32.42%	(0.84)%
Comparable hotel EBITDA margin	31.45%	31.88%	(0.43)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$60	$49	22.45%
Hotel EBITDA attributable to the Company and OP unitholders	$93,130	$90,445	2.97%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$93,415	$91,705	1.86%
NOTES:

(1)
The above comparable information assumes the 110 hotel properties owned and included in the Company’s operations at March 31, 2019, and not under renovation during the three months ended March 31, 2019, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(5)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019	2018	2018	2018	2018	2018	2018	2018	2018	2018
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$356,052	$2,187	$358,239	$341,229	$11,889	$353,118	$353,504	$14,880	$368,384	$386,834	$17,988	$404,822
Hotel EBITDA	$111,909	$284	$112,193	$102,549	$4,222	$106,771	$111,389	$5,476	$116,865	$136,792	$6,823	$143,615
Hotel EBITDA margin	31.43%		31.32%	30.05%		30.24%	31.51%		31.72%	35.36%		35.48%

EBITDA % of total TTM	24.1%		23.3%	22.2%		22.3%	24.1%		24.4%	29.6%		30.0%

JV interests in EBITDA	$60	$—	$60	$63	$—	$63	$101	$—	$101	$108	$—	$108

	Actual	Non-comparable Adjustments	Comparable
	2019	2019	2019
	TTM	TTM	TTM
Total hotel revenue	$1,437,619	$46,944	$1,484,563
Hotel EBITDA	$462,639	$16,805	$479,444
Hotel EBITDA margin	32.18%		32.30%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$332	$—	$332
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2019	2019	2019	2018	2018	2018	% Variance	% Variance
Atlanta, GA Area	9	1,426	$157.99	$—	$157.99	$134.57	$—	$134.57	17.4%	17.4%
Boston, MA Area	3	915	115.00	—	115.00	111.31	—	111.31	3.3%	3.3%
Dallas / Ft. Worth, TX Area	7	1,518	116.41	—	116.41	120.64	—	120.64	(3.5)%	(3.5)%
Houston, TX Area	3	692	106.62	—	106.62	111.94	—	111.94	(4.8)%	(4.8)%
Los Angeles, CA Metro Area	6	1,619	141.00	—	141.00	141.25	—	141.25	(0.2)%	(0.2)%
Miami, FL Metro Area	3	588	168.55	—	168.55	189.18	—	189.18	(10.9)%	(10.9)%
Minneapolis - St. Paul, MN-WI Area	4	809	87.47	—	87.47	121.46	—	121.46	(28.0)%	(28.0)%
Nashville, TN Area	1	673	199.48	—	199.48	181.25	—	181.25	10.1%	10.1%
New York / New Jersey Metro Area	7	2,051	106.01	118.67	106.45	104.17	101.30	103.81	1.8%	2.5%
Orlando, FL Area	3	734	136.03	—	136.03	126.27	—	126.27	7.7%	7.7%
Philadelphia, PA Area	3	648	80.02	—	80.02	84.14	—	84.14	(4.9)%	(4.9)%
San Diego, CA Area	2	410	117.32	—	117.32	113.08	—	113.08	3.7%	3.7%
San Francisco - Oakland, CA Metro Area	7	1,547	167.30	109.80	163.18	150.15	115.51	146.16	11.4%	11.6%
Tampa, FL Area	2	571	158.27	—	158.27	148.10	(161.36)	145.56	6.9%	8.7%
Washington D.C. - MD - VA Area	9	2,426	118.04	—	118.04	117.05	234.21	122.66	0.8%	(3.8)%
Other Areas	52	8,952	107.52	—	107.52	104.49	135.68	104.77	2.9%	2.6%
Total Portfolio	121	25,579	$122.16	$113.30	$122.10	$119.70	$128.54	$119.88	2.1%	1.9%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2019	2019	2019		2018	2018	2018		% Variance	% Variance
Atlanta, GA Area	9	1,426	$9,855	$8	$9,863	8.8%	$6,436	$33	$6,469	5.9%	53.1%	52.5%
Boston, MA Area	3	915	1,618	—	1,618	1.4%	1,682	34	1,716	1.6%	(3.8)%	(5.7)%
Dallas / Ft. Worth, TX Area	7	1,518	7,840	—	7,840	7.0%	7,850	62	7,912	7.2%	(0.1)%	(0.9)%
Houston, TX Area	3	692	2,955	—	2,955	2.6%	3,523	28	3,551	3.2%	(16.1)%	(16.8)%
Los Angeles, CA Metro Area	6	1,619	9,038	—	9,038	8.1%	9,759	(36)	9,723	8.8%	(7.4)%	(7.0)%
Miami, FL Metro Area	3	588	4,511	—	4,511	4.0%	5,357	(3)	5,354	4.9%	(15.8)%	(15.7)%
Minneapolis - St. Paul, MN-WI Area	4	809	785	—	785	0.7%	3,318	16	3,334	3.0%	(76.3)%	(76.5)%
Nashville, TN Area	1	673	7,120	—	7,120	6.3%	4,537	—	4,537	4.1%	56.9%	56.9%
New York / New Jersey Metro Area	7	2,051	5,652	69	5,721	5.1%	5,686	(214)	5,472	5.0%	(0.6)%	4.6%
Orlando, FL Area	3	734	3,740	—	3,740	3.3%	3,340	(4)	3,336	3.0%	12.0%	12.1%
Philadelphia, PA Area	3	648	927	—	927	0.8%	1,376	(30)	1,346	1.2%	(32.6)%	(31.1)%
San Diego, CA Area	2	410	1,631	—	1,631	1.5%	1,552	(8)	1,544	1.4%	5.1%	5.6%
San Francisco - Oakland, CA Metro Area	7	1,547	9,723	218	9,941	8.9%	8,183	492	8,675	7.9%	18.8%	14.6%
Tampa, FL Area	2	571	5,050	(2)	5,048	4.5%	5,469	(852)	4,617	4.2%	(7.7)%	9.3%
Washington D.C. - MD - VA Area	9	2,426	8,516	—	8,516	7.6%	7,528	1,718	9,246	8.4%	13.1%	(7.9)%
Other Areas	52	8,952	32,948	(9)	32,939	29.4%	33,018	46	33,064	30.2%	(0.2)%	(0.4)%
Total Portfolio	121	25,579	$111,909	$284	$112,193	100.0%	$108,614	$1,282	$109,896	100.0%	3.0%	2.1%
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
MARCH 31, 2019
(in thousands, except share price)
(unaudited)

March 31, 2019
Common stock shares outstanding	102,165
Partnership units outstanding	21,859
Combined common stock shares and partnership units outstanding	124,024
Common stock price	$4.75
Market capitalization	$589,114
Series D cumulative preferred stock	$59,735
Series F cumulative preferred stock	$120,000
Series G cumulative preferred stock	$155,000
Series H cumulative preferred stock	$95,000
Series I cumulative preferred stock	$135,000
Indebtedness	$4,197,012
Joint venture partner's share of consolidated indebtedness	$(1,985)
Net working capital (see below)	$(358,970)
Total enterprise value (TEV)	$4,989,906

Ashford Inc. Investment:
Common stock owned	598
Common stock price	$55.53
Market value of Ashford Inc. investment	$33,216

Cash and cash equivalents	$242,410
Restricted cash	$151,941
Accounts receivable, net	$65,560
Prepaid expenses	$27,118
Investment in securities	$11,550
Due from third-party hotel managers, net	$22,703
Market value of Ashford Inc. investment	$33,216
Total current assets	$554,498

Accounts payable, net & accrued expenses	$161,401
Dividends and distributions payable	$27,552
Due to affiliates, net	$6,575
Total current liabilities	$195,528

Net working capital*	$358,970
* Includes the Company’s pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2019
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Louisville Airport	150	x
Embassy Suites Crystal City	267	x
Fairfield Inn and Suites Kennesaw	86		x	x
Hampton Inn Buford Mall of Georgia	92	x
Hampton Inn Suites Columbus Easton	145	x
Hilton Garden Inn BWI Airport	158	x	x
Hilton Fort Worth	294			x	x
Hyatt Regency Coral Gables	254	x
Marriott Bridgewater	347				x
Marriott Crystal Gateway	701	x
Marriott DFW Airport	491	x	x	x
Marriott RTP	225			x	x
One Ocean Resort	193	x
Renaissance Nashville	673	x	x	x
Ritz-Carlton Atlanta	444				x
W Minneapolis Hotel - The Foshay	229				x
Westin Princeton	296	x	x
Total		11	5	5	5

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2019 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2019	2018	2018	2018	March 31, 2019
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$38,235	$10,820	$42,925	$68,862	$160,842
Non-property adjustments	(268)	20,730	(17)	(394)	20,051
Interest income	(76)	(90)	(73)	(58)	(297)
Interest expense	4,423	2,355	2,096	1,634	10,508
Amortization of loan costs	424	210	149	178	961
Depreciation and amortization	66,987	65,737	64,745	64,385	261,854
Income tax expense (benefit)	43	109	14	9	175
Non-hotel EBITDA ownership expense	2,141	2,678	1,550	2,176	8,545
Hotel EBITDA including amounts attributable to noncontrolling interest	111,909	102,549	111,389	136,792	462,639
Non-comparable adjustments	284	4,222	5,476	6,823	16,805
Comparable hotel EBITDA	$112,193	$106,771	$116,865	$143,615	$479,444
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,923	$6,312	$38,235	$269	$(85,126)	$(46,622)
Non-property adjustments	(268)	—	(268)	—	268	—
Interest income	(71)	(5)	(76)	—	76	—
Interest expense	4,423	—	4,423	—	54,485	58,908
Amortization of loan cost	424	—	424	—	6,834	7,258
Depreciation and amortization	54,812	12,175	66,987	142	49	67,178
Income tax expense (benefit)	3	40	43	—	(448)	(405)
Non-hotel EBITDA ownership expense	1,945	196	2,141	9	(2,150)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	93,191	18,718	111,909	420	(26,012)	86,317
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(60)	—	(60)	—	60	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	1,063	1,063
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	1,874	1,874
Company's portion of EBITDA of OpenKey	—	—	—	—	(115)	(115)
Hotel EBITDA attributable to the Company and OP unitholders	$93,131	$18,718	$111,849	$420	$(23,130)	$89,139
Non-comparable adjustments	284	—	284
Comparable hotel EBITDA	$93,475	$18,718	$112,193
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$4,691	$6,129	$10,820	$25	$(76,893)	$(66,048)
Non-property adjustments	21,133	(403)	20,730	—	(20,730)	—
Interest income	(83)	(7)	(90)	—	90	—
Interest expense	2,355	—	2,355	—	53,926	56,281
Amortization of loan cost	210	—	210	—	6,615	6,825
Depreciation and amortization	54,470	11,267	65,737	138	47	65,922
Income tax expense (benefit)	(20)	129	109	—	67	176
Non-hotel EBITDA ownership expense	2,322	356	2,678	13	(2,691)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	85,078	17,471	102,549	176	(39,569)	63,156
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	63	—	63	—	(63)	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	25	25
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	2,486	2,486
Company's portion of EBITDA of OpenKey	—	—	—	—	(153)	(153)
Hotel EBITDA attributable to the Company and OP unitholders	$85,141	$17,471	$102,612	$176	$(37,274)	$65,514
Non-comparable adjustments	4,199	23	4,222
Comparable hotel EBITDA	$89,277	$17,494	$106,771
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$36,004	$6,921	$42,925	$91	$(77,277)	$(34,261)
Non-property adjustments	4	(21)	(17)	—	17	—
Interest income	(69)	(4)	(73)	—	73	—
Interest expense	2,096	—	2,096	—	51,961	54,057
Amortization of loan cost	149	—	149	—	6,525	6,674
Depreciation and amortization	54,579	10,166	64,745	128	50	64,923
Income tax expense (benefit)	14	—	14	—	505	519
Non-hotel EBITDA ownership expense	1,779	(229)	1,550	9	(1,559)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	94,556	16,833	111,389	228	(19,705)	91,912
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(101)	—	(101)	—	101	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(310)	(310)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,607)	(1,607)
Company's portion of EBITDA of OpenKey	—	—	—	—	(158)	(158)
Hotel EBITDA attributable to the Company and OP unitholders	$94,455	$16,833	$111,288	$228	$(21,679)	$89,837
Non-comparable adjustments	5,451	25	5,476
Comparable hotel EBITDA	$100,007	$16,858	$116,865
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$54,122	$14,740	$68,862	$244	$(92,457)	$(23,351)
Non-property adjustments	(389)	(5)	(394)	—	394	—
Interest income	(51)	(7)	(58)	—	58	—
Interest expense	1,634	—	1,634	—	51,082	52,716
Amortization of loan cost	178	—	178	—	5,312	5,490
Depreciation and amortization	54,312	10,073	64,385	132	49	64,566
Income tax expense (benefit)	9	—	9	—	2,964	2,973
Non-hotel EBITDA ownership expense	1,817	359	2,176	21	(2,197)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	111,632	25,160	136,792	397	(34,795)	102,394
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(108)	—	(108)	—	108	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	(1,170)	(1,170)
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	3,551	3,551
Company's portion of EBITDA of OpenKey	—	—	—	—	(122)	(122)
Hotel EBITDA attributable to the Company and OP unitholders	$111,524	$25,160	$136,684	$397	$(32,428)	$104,653
Non-comparable adjustments	6,804	19	6,823
Comparable hotel EBITDA	$118,436	$25,179	$143,615
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$31,454	$8,857	$40,311	$483	$(73,443)	$(32,649)
Non-property adjustments	1,663	6	1,669	—	(1,669)	—
Interest income	(26)	(4)	(30)	—	30	—
Interest expense	1,600	—	1,600	—	50,690	52,290
Amortization of loan cost	112	—	112	—	2,341	2,453
Depreciation and amortization	53,245	9,624	62,869	130	48	63,047
Income tax expense (benefit)	—	—	—	—	(886)	(886)
Non-hotel EBITDA ownership expense	2,447	(364)	2,083	(11)	(2,072)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	90,495	18,119	108,614	602	(24,961)	84,255
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(49)	—	(49)	—	49	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	588	588
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(964)	(964)
Company's portion of EBITDA of OpenKey	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$90,446	$18,119	$108,565	$602	$(25,427)	$83,740
Non-comparable adjustments	1,259	23	1,282
Comparable hotel EBITDA	$91,754	$18,142	$109,896
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Courtyard Louisville Airport, Embassy Suites Crystal City, Hampton Inn Buford Mall of Georgia, Hampton Inn Suites Columbus Easton, Hilton Garden Inn BWI Airport, Hyatt Regency Coral Gables, Marriott Crystal Gateway, Marriott DFW Airport, One Ocean Resort, Renaissance Nashville, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$5,408	$(2,749)	$3,773	$1,433	$4,410	$2,212	$(1,382)	$4,662	$(1,248)
Non-property adjustments	—	—	3	(36)	—	—	(47)	—	—
Interest income	(1)	—	(3)	—	(3)	(1)	(13)	—	(11)
Interest expense	218	1,090	—	—	—	—	—	—	1,776
Amortization of loan costs	40	57	—	—	—	—	—	—	176
Depreciation and amortization	3,649	3,125	3,997	1,521	4,553	2,233	2,192	2,391	4,585
Income tax expense (benefit)	—	—	—	—	—	—	—	40	—
Non-hotel EBITDA ownership expense	541	95	70	37	78	67	35	27	374
Hotel EBITDA including amounts attributable to noncontrolling interest	9,855	1,618	7,840	2,955	9,038	4,511	785	7,120	5,652
Non-comparable adjustments	8	—	—	—	—	—	—	—	69
Comparable hotel EBITDA	$9,863	$1,618	$7,840	$2,955	$9,038	$4,511	$785	$7,120	$5,721

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,550	$(766)	$819	$6,230	$3,521	$(488)	$10,850	$38,235
Non-property adjustments	—	—	—	(71)	—	—	(117)	(268)
Interest income	(4)	(1)	(2)	(8)	—	(15)	(14)	(76)
Interest expense	—	—	—	111	—	910	318	4,423
Amortization of loan costs	—	—	—	5	—	56	90	424
Depreciation and amortization	2,160	1,637	804	3,221	1,517	7,997	21,405	66,987
Income tax expense (benefit)	—	—	—	—	—	—	3	43
Non-hotel EBITDA ownership expense	34	57	10	235	12	56	413	2,141
Hotel EBITDA including amounts attributable to noncontrolling interest	3,740	927	1,631	9,723	5,050	8,516	32,948	111,909
Non-comparable adjustments	—	—	—	218	(2)	—	(9)	284
Comparable hotel EBITDA	$3,740	$927	$1,631	$9,941	$5,048	$8,516	$32,939	$112,193
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,226	$(3,124)	$4,394	$2,234	$5,233	$3,545	$812	$2,544	$1,705
Non-property adjustments	—	—	—	(148)	—	(99)	—	—	—
Interest income	—	—	(1)	—	(1)	—	(10)	—	(3)
Interest expense	181	871	—	—	—	—	—	—	—
Amortization of loan costs	38	55	—	—	—	—	—	—	—
Depreciation and amortization	2,834	3,673	3,407	1,340	4,539	1,824	2,507	1,968	4,234
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	157	207	50	97	(12)	87	9	25	(250)
Hotel EBITDA including amounts attributable to noncontrolling interest	6,436	1,682	7,850	3,523	9,759	5,357	3,318	4,537	5,686
Non-comparable adjustments	33	34	62	28	(36)	(3)	16	—	(214)
Comparable hotel EBITDA	$6,469	$1,716	$7,912	$3,551	$9,723	$5,354	$3,334	$4,537	$5,472

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,544	$(260)	$219	$5,143	$3,574	$(1,070)	$10,592	$40,311
Non-property adjustments	(40)	—	—	—	(27)	1,962	21	1,669
Interest income	(2)	—	—	(3)	—	(4)	(6)	(30)
Interest expense	—	—	—	—	—	—	548	1,600
Amortization of loan costs	—	—	—	—	—	—	19	112
Depreciation and amortization	1,845	1,589	915	2,952	1,850	6,458	20,934	62,869
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(7)	47	418	91	72	182	910	2,083
Hotel EBITDA including amounts attributable to noncontrolling interest	3,340	1,376	1,552	8,183	5,469	7,528	33,018	108,614
Non-comparable adjustments	(4)	(30)	(8)	492	(852)	1,718	46	1,282
Comparable hotel EBITDA	$3,336	$1,346	$1,544	$8,675	$4,617	$9,246	$33,064	$109,896
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$12,051	$12,515	$6,418	$13,689	$10,724	$10,851	$35,193	$20,040	$2,173	$19,806	$1,919
Non-property adjustments	(93)	—	(21)	(409)	—	—	9,506	(477)	—	—	—
Interest income	(21)	(15)	(1)	(1)	—	(36)	—	(14)	—	(100)	(7)
Interest expense	—	—	—	—	475	—	—	—	9	3	—
Amortization of loan costs	—	—	—	—	85	—	—	—	—	—	—
Depreciation and amortization	8,716	8,629	15,665	14,436	13,339	12,874	60,177	29,589	8,884	23,580	5,975
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	396	156	692	22	614	738	1,942	627	349	458	70
Hotel EBITDA including amounts attributable to noncontrolling interest	21,058	21,281	22,753	27,737	25,237	24,427	106,818	49,765	11,415	43,747	7,957
Non-comparable adjustments	(78)	(29)	21	5	(44)	(28)	(377)	98	(5)	(6)	1
Comparable hotel EBITDA	$20,980	$21,252	$22,774	$27,742	$25,193	$24,399	$106,441	$49,863	$11,410	$43,741	$7,958

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	Aareal Princeton / Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$2,897	$2,004	$1,985	$600	$17,945	$226	$2,072	$494	$77	$2,591	$809
Non-property adjustments	1	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(7)	(1)	—	(30)	—	—	—	—	—
Interest expense	—	—	—	—	—	2,674	—	—	828	4,133	—
Amortization of loan costs	—	—	—	—	—	166	—	—	156	224	—
Depreciation and amortization	4,483	1,353	603	994	13,076	2,127	1,279	545	1,480	6,919	11,391
Income tax expense (benefit)	—	—	—	—	169	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	55	90	64	48	383	84	42	9	13	245	44
Hotel EBITDA including amounts attributable to noncontrolling interest	7,435	3,447	2,645	1,641	31,573	5,247	3,393	1,048	2,554	14,112	12,244
Non-comparable adjustments	(4)	(9)	—	(7)	(29)	3,091	36	5	(2)	81	1
Comparable hotel EBITDA	$7,431	$3,438	$2,645	$1,634	$31,544	$8,338	$3,429	$1,053	$2,552	$14,193	$12,245

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York- 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(1,219)	$(833)	$(1,319)	$432	$264	$2,634	$(2,371)	$(237)	$(5,205)	$(8,383)	$160,842
Non-property adjustments	2	(117)	—	—	—	—	—	(71)	5,130	6,600	20,051
Interest income	—	(2)	—	—	—	(60)	—	—	—	(1)	(297)
Interest expense	—	499	—	—	—	—	1,776	111	—	—	10,508
Amortization of loan costs	—	151	—	—	—	—	175	5	—	(1)	961
Depreciation and amortization	1,988	599	3,346	521	953	2,947	749	163	832	3,642	261,854
Income tax expense (benefit)	—	—	—	(3)	4	—	—	—	—	—	175
Non-hotel EBITDA ownership expense	57	213	557	25	20	48	247	124	35	78	8,545
Hotel EBITDA including amounts attributable to noncontrolling interest	828	510	2,584	975	1,241	5,569	576	95	792	1,935	462,639
Non-comparable adjustments	(5)	2,946	(5)	(1)	(1)	1	7,079	4,055	(6)	21	16,805
Comparable hotel EBITDA	$823	$3,456	$2,579	$974	$1,240	$5,570	$7,655	$4,150	$786	$1,956	$479,444
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$4,045	$2,614	$1,721	$2,949	$1,366	$2,446	$10,675	$6,728	$(378)	$4,058	$1,549
Non-property adjustments	—	—	—	—	—	—	—	(33)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(26)	(2)
Interest expense	—	—	—	—	—	—	—	—	2	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,148	2,118	4,051	3,652	3,294	3,314	15,624	7,259	2,241	6,022	1,498
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	113	73	81	34	100	431	352	162	29	161	13
Hotel EBITDA including amounts attributable to noncontrolling interest	6,301	4,801	5,853	6,635	4,760	6,181	26,651	14,112	1,894	10,216	3,058
Non-comparable adjustments	(12)	(1)	—	—	(1)	—	6	(1)	—	(1)	1
Comparable hotel EBITDA	$6,289	$4,800	$5,853	$6,635	$4,759	$6,181	$26,657	$14,111	$1,894	$10,215	$3,059

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$918	$177	$436	$97	$4,438	$(65)	$22	$118	$417	$(1,465)	$(636)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(9)	—	—	—	—	—
Interest expense	—	—	—	—	—	910	—	—	218	1,090	—
Amortization of loan costs	—	—	—	—	—	56	—	—	40	57	—
Depreciation and amortization	1,218	400	155	249	3,100	642	340	143	364	1,580	3,023
Income tax expense (benefit)	—	—	—	—	40	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	16	24	3	9	40	30	(54)	1	8	47	1
Hotel EBITDA including amounts attributable to noncontrolling interest	2,152	601	592	355	7,618	1,564	308	262	1,047	1,309	2,388
Non-comparable adjustments	1	(1)	—	(1)	—	(1)	(1)	—	(1)	2	1
Comparable hotel EBITDA	$2,153	$600	$592	$354	$7,618	$1,563	$307	$262	$1,046	$1,311	$2,389

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York- 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$121	$(669)	$225	$87	$(62)	$(203)	$(2,371)	$(237)	$(132)	$(754)	$38,235
Non-property adjustments	—	(117)	—	—	—	—	—	(71)	—	(47)	(268)
Interest income	—	—	—	—	—	(14)	—	—	—	—	(76)
Interest expense	—	315	—	—	—	—	1,776	111	—	—	4,423
Amortization of loan costs	—	91	—	—	—	—	175	5	—	—	424
Depreciation and amortization	505	357	877	131	236	552	749	163	172	810	66,987
Income tax expense (benefit)	—	—	—	3	—	—	—	—	—	—	43
Non-hotel EBITDA ownership expense	(11)	82	58	2	2	(26)	247	124	5	(16)	2,141
Hotel EBITDA including amounts attributable to noncontrolling interest	615	59	1,160	223	176	309	576	95	45	(7)	111,909
Non-comparable adjustments	(1)	—	—	(1)	(1)	1	71	220	—	5	284
Comparable hotel EBITDA	$614	$59	$1,160	$222	$175	$310	$647	$315	$45	$(2)	$112,193
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$2,759	$2,545	$855	$2,585	$1,017	$2,000	$(1,676)	$3,423	$518	$3,418	$18
Non-property adjustments	(75)	—	—	(404)	—	—	9,913	(485)	—	—	—
Interest income	(5)	(4)	(1)	(1)	—	(9)	—	(3)	—	(28)	(2)
Interest expense	—	—	—	—	2	—	—	—	1	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,178	2,151	3,953	3,527	3,274	3,240	14,979	7,277	2,058	6,094	1,602
Income tax expense (benefit)	9	(4)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	51	(6)	344	122	218	117	564	338	207	(30)	20
Hotel EBITDA including amounts attributable to noncontrolling interest	4,917	4,682	5,151	5,829	4,511	5,348	23,780	10,550	2,784	9,454	1,638
Non-comparable adjustments	2	(9)	5	(1)	(14)	(9)	(37)	33	(2)	(3)	—
Comparable hotel EBITDA	$4,919	$4,673	$5,156	$5,828	$4,497	$5,339	$23,743	$10,583	$2,782	$9,451	$1,638

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$599	$504	$506	$(55)	$4,014	$97	$359	$164	$(292)	$129	$(174)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	(1)	—	(2)	—	—	(13)	—	—	—	—	—
Interest expense	—	—	—	—	—	892	—	—	209	1,067	—
Amortization of loan costs	—	—	—	—	—	56	—	—	39	56	—
Depreciation and amortization	1,126	325	151	242	3,431	751	328	135	459	1,806	2,793
Income tax expense (benefit)	—	—	—	—	129	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(30)	22	16	18	58	49	59	2	(25)	138	31
Hotel EBITDA including amounts attributable to noncontrolling interest	1,694	851	671	205	7,632	1,832	746	301	390	3,196	2,650
Non-comparable adjustments	(2)	(2)	—	(2)	(9)	(1)	13	3	—	26	—
Comparable hotel EBITDA	$1,692	$849	$671	$203	$7,623	$1,831	$759	$304	$390	$3,222	$2,650

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York- 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(184)	$(164)	$(260)	$110	$(46)	$711	$—	$—	$(5,374)	$(7,287)	$10,820
Non-property adjustments	—	—	—	—	—	—	—	—	5,130	6,651	20,730
Interest income	—	(2)	—	—	—	(18)	—	—	—	(1)	(90)
Interest expense	—	184	—	—	—	—	—	—	—	—	2,355
Amortization of loan costs	—	60	—	—	—	—	—	—	—	(1)	210
Depreciation and amortization	540	242	867	129	238	676	—	—	223	942	65,737
Income tax expense (benefit)	—	—	—	(6)	(19)	—	—	—	—	—	109
Non-hotel EBITDA ownership expense	55	131	113	3	12	(8)	—	—	14	76	2,678
Hotel EBITDA including amounts attributable to noncontrolling interest	411	451	720	236	185	1,361	—	—	(7)	380	102,549
Non-comparable adjustments	(1)	499	(1)	—	(1)	1	2,861	872	(3)	4	4,222
Comparable hotel EBITDA	$410	$950	$719	$236	$184	$1,362	$2,861	$872	$(10)	$384	$106,771
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$1,997	$3,647	$922	$3,691	$4,647	$3,008	$8,086	$3,398	$1,215	$4,414	$(149)
Non-property adjustments	(5)	—	(21)	—	—	—	14	(2)	—	—	—
Interest income	(5)	(4)	—	—	—	(10)	—	(4)	—	(23)	(2)
Interest expense	—	—	—	—	—	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,189	2,164	3,871	3,570	3,352	3,238	14,841	7,443	1,962	5,690	1,460
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	205	41	48	(303)	131	140	587	4	85	120	5
Hotel EBITDA including amounts attributable to noncontrolling interest	4,381	5,848	4,820	6,958	8,130	6,376	23,528	10,839	3,265	10,202	1,314
Non-comparable adjustments	(7)	(10)	10	5	(16)	(10)	(83)	33	(1)	—	—
Comparable hotel EBITDA	$4,374	$5,838	$4,830	$6,963	$8,114	$6,366	$23,445	$10,872	$3,264	$10,202	$1,314

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$262	$603	$465	$212	$3,784	$194	$978	$38	$(162)	$2,202	$(231)
Non-property adjustments	1	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(2)	—	—	(8)	—	—	—	—	—
Interest expense	—	—	—	—	—	872	—	—	205	1,015	—
Amortization of loan costs	—	—	—	—	—	54	—	—	39	56	—
Depreciation and amortization	1,078	307	153	264	3,370	734	316	133	365	1,755	2,785
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	37	17	53	7	67	5	15	2	1	49	6
Hotel EBITDA including amounts attributable to noncontrolling interest	1,378	927	669	483	7,221	1,851	1,309	173	448	5,077	2,560
Non-comparable adjustments	(1)	(3)	—	(2)	(11)	—	12	1	—	27	—
Comparable hotel EBITDA	$1,377	$924	$669	$481	$7,210	$1,851	$1,321	$174	$448	$5,104	$2,560

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York- 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(360)	$—	$(1,091)	$97	$170	$1,068	$—	$—	$284	$(464)	$42,925
Non-property adjustments	—	—	—	—	—	—	—	—	—	(4)	(17)
Interest income	—	—	—	—	—	(15)	—	—	—	—	(73)
Interest expense	—	—	—	—	—	—	—	—	—	—	2,096
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	149
Depreciation and amortization	484	—	826	131	240	866	—	—	221	937	64,745
Income tax expense (benefit)	—	—	—	(3)	17	—	—	—	—	—	14
Non-hotel EBITDA ownership expense	14	—	160	18	5	8	—	—	13	9	1,550
Hotel EBITDA including amounts attributable to noncontrolling interest	138	—	(105)	243	432	1,927	—	—	518	478	111,389
Non-comparable adjustments	(1)	1,578	(2)	—	—	—	2,228	1,725	(2)	7	5,476
Comparable hotel EBITDA	$137	$1,578	$(107)	$243	$432	$1,927	$2,228	$1,725	$516	$485	$116,865
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2018
	KEYS Pool A - 7 hotels	KEYS Pool B - 7 hotels	KEYS Pool C - 5 hotels	KEYS Pool D - 5 hotels	KEYS Pool E - 5 hotels	KEYS Pool F - 5 hotels	BAML Highland Pool - 21 hotels	Morgan Stanley Pool - 17 hotels	Morgan Stanley - 8 hotels	JP Morgan Chase - 8 hotels	BAML Pool 3 - 3 hotels
Net income (loss)	$3,250	$3,709	$2,920	$4,464	$3,694	$3,397	$18,108	$6,491	$818	$7,916	$501
Non-property adjustments	(13)	—	—	(5)	—	—	(421)	43	—	—	—
Interest income	(6)	(3)	—	—	—	(7)	—	(3)	—	(23)	(1)
Interest expense	—	—	—	—	473	—	—	—	3	1	—
Amortization of loan costs	—	—	—	—	85	—	—	—	—	—	—
Depreciation and amortization	2,201	2,196	3,790	3,687	3,419	3,082	14,733	7,610	2,623	5,774	1,415
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	27	48	219	169	165	50	439	123	28	207	32
Hotel EBITDA including amounts attributable to noncontrolling interest	5,459	5,950	6,929	8,315	7,836	6,522	32,859	14,264	3,472	13,875	1,947
Non-comparable adjustments	(61)	(9)	6	1	(13)	(9)	(263)	33	(2)	(2)	—
Comparable hotel EBITDA	$5,398	$5,941	$6,935	$8,316	$7,823	$6,513	$32,596	$14,297	$3,470	$13,873	$1,947

	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 5 - 2 hotels	Morgan Stanley Pool C2 - 2 hotels	BAML Princeton/ Nashville - 2 hotels	Aareal Hilton Alexandria - 1 hotel	Morgan Stanley Ann Arbor - 1 hotel	Omni American Bank Ashton - 1 hotel	BAML Indigo Atlanta - 1 hotel	Prudential Boston Back Bay - 1 hotel	GACC Gateway - 1 hotel
Net income (loss)	$1,118	$720	$578	$346	$5,709	$—	$713	$174	$114	$1,725	$1,850
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	(1)	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	196	961	—
Amortization of loan costs	—	—	—	—	—	—	—	—	38	55	—
Depreciation and amortization	1,061	321	144	239	3,175	—	295	134	292	1,778	2,790
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	32	27	(8)	14	218	—	22	4	29	11	6
Hotel EBITDA including amounts attributable to noncontrolling interest	2,211	1,068	713	598	9,102	—	1,030	312	669	4,530	4,646
Non-comparable adjustments	(2)	(3)	—	(2)	(9)	3,093	12	1	(1)	26	—
Comparable hotel EBITDA	$2,209	$1,065	$713	$596	$9,093	$3,093	$1,042	$313	$668	$4,556	$4,646

	GACC Jacksonville RI - 1 hotel	JPMorgan Chase La Posada-1 hotel	BAML Le Pavillon - 1 hotel	Key Bank Manchester CY - 1 hotel	GACC Manchester RI - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	SPT Embassy Suites New York- 1 hotel	US Bank Hilton Scotts Valley- 1 hotel	NorthStar HGI Wisconsin Dells - 1 hotel	Unencumbered hotels	Total Portfolio
Net income (loss)	$(796)	$—	$(193)	$138	$202	$1,058	$—	$—	$17	$122	$68,862
Non-property adjustments	2	—	—	—	—	—	—	—	—	—	(394)
Interest income	—	—	—	—	—	(13)	—	—	—	—	(58)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,634
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	178
Depreciation and amortization	459	—	776	130	239	853	—	—	216	953	64,385
Income tax expense (benefit)	—	—	—	3	6	—	—	—	—	—	9
Non-hotel EBITDA ownership expense	(1)	—	226	2	1	74	—	—	3	9	2,176
Hotel EBITDA including amounts attributable to noncontrolling interest	(336)	—	809	273	448	1,972	—	—	236	1,084	136,792
Non-comparable adjustments	(2)	869	(2)	—	1	(1)	1,919	1,238	(1)	5	6,823
Comparable hotel EBITDA	$(338)	$869	$807	$273	$449	$1,971	$1,919	$1,238	$235	$1,089	$143,615
NOTES:

(1)
The above comparable information assumes the 121 hotel properties owned and included in the Company’s operations at March 31, 2019, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.